Prospectus Supplement                                    84418 6/02

dated June 17, 2002 to:

PUTNAM U.S. GOVERNMENT INCOME TRUST
Prospectuses dated January 30, 2002

On June 14, 2002, the Trustees approved a proposal by Putnam Management to amend the fund's investment policies to permit investments in U.S. agency securities that are not backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)). The proposal will not become effective until it is approved by the fund's shareholders. The fund expects to submit the proposal at a shareholder meeting scheduled to be held on December 12, 2002. If the fund's shareholders do not approve the proposal, this prospectus will be amended.